Regulatory Capital - Summary of Regulatory Capital Position (Detail) - CAD ($) $ in Millions	Jan. 31, 2021	Oct. 31, 2020
Capital
Common Equity Tier 1 Capital	$ 63,393	$ 62,616
Tier 1 Capital	69,354	69,091
Total Capital	81,303	80,021
Risk-weighted assets used in the calculation of capital ratios	$ 467,227	$ 478,909
Capital and leverage ratios
Common Equity Tier 1 Capital ratio	13.60%	13.10%
Tier 1 Capital ratio	14.80%	14.40%
Total Capital ratio	17.40%	16.70%
Leverage ratio	4.50%	4.50%